UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2010

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

1-3375	South Carolina Electric & Gas Company	57-0248695
(a South Carolina corporation)
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately furnished by SCANA Corporation and South Carolina Electric & Gas Company.  Information contained herein relating to any individual company is furnished by such company on its own behalf.  Each company makes no representation as to information relating to the other company.

Item 2.02                                             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 11, 2010, SCANA Corporation (together with its subsidiaries, the “Company”) issued the press release attached hereto as Exhibit 99.1, and will be posting information titled “Slide Presentation” to its website at www.scana.com prior to the start of, and in connection with, the Company’s quarterly conference call for security analysts referenced in the press release.  The Slide Presentation information is attached hereto as Exhibit 99.2.

Item 9.01                                             FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit 99.1                                    Press release dated February 11, 2010.

Exhibit 99.2                                    Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.  The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.

SCANA Corporation

South Carolina Electric & Gas Company

(Registrants)

February 11, 2010	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller

EXHIBIT INDEX

Number

99.1	Press release dated February 11, 2010

99.2	Slide Presentation